                                                                    EXHIBIT 10.2
                                THIRD AMENDMENT
                                      TO
                           SECURED CREDIT AGREEMENT


          THIS THIRD AMENDMENT (this "Amendment") dated as of May 20, 1997 is entered into by and among Einstein/Noah Bagel Corp. (f/k/a Einstein Bros. Bagels, Inc.), a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders") and Bank of America Illinois, an Illinois banking corporation, as Agent for the Lenders (herein, in such capacity, the "Agent").

                               W I T N E S E T H:
                               -----------------

          WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of May 17, 1996 (as heretofore amended, called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

          WHEREAS, the Borrower desires to amend the Credit Agreement to permit the issuance and incurrence of Convertible Subordinated Debentures (the "2004 Subordinated Debt") due 2004 pursuant to the terms and conditions of a certain Indenture to be dated on or near June 1, 1997 (substantially in the form attached hereto as Exhibit A, the "Indenture") between the Borrower and Bankers Trust Company, a banking corporation duly organized and existing under the laws of the state of New York, as trustee;

          WHEREAS, subject to the terms and conditions set forth herein the Agent and the Lenders are willing to amend the Credit Agreement so as to, among other things, permit the issuance and incurrence of the 2004 Subordinated Debt.

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent and the Lenders hereby agree as follows:

          SECTION 1.  AMENDMENTS.
                      ----------

          Upon receipt of the documents to be delivered by the Borrower pursuant to Section 2 below, and in reliance on the Borrower's warranties set forth in
Section 3 below, as of the date hereof the Credit Agreement shall be hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is amended by revising the definition of "Subordinated Debt" to read in its entirety as follows:
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          "    "Subordinated Debt" means Debt of the Borrower (A) (1) which is subordinated in priority of payment to the Debt of the Borrower under this Agreement and the Revolving Note in a manner consistent with the BCI Subordination Agreement and (2) which shall not mature prior to the Termination Date (the Lenders acknowledge that, (a) prior to the conversion thereof into equity, the BCI Convertible Debt shall constitute "Subordinated Debt", and (b) any other Debt owed to BCI by the Borrower existing as of the Effective Date and covered by the terms and conditions of the BCI Subordination Agreement shall constitute "Subordinated Debt"), and (B) pursuant to the Convertible Subordinated Debentures (the "2004 Subordinated Debt") due 2004 issued pursuant to the terms and conditions of a certain Indenture (the "2004 Indenture") dated on or near June 1, 1997 between the Borrower and Bankers Trust Company, a banking corporation duly organized and existing under the laws of the state of New York, as trustee."

          (b) Section 6.2 of the Credit Agreement is amended by deleting the "and" at the end of Section 6.2(12) of the Credit Agreement, redesignating
     Section 6.2(13) of the Credit Agreement as Section 6.2(14) of the Credit Agreement, and adding a new Section 6.2(13) of the Credit Agreement to read in its entirety as follows:

          "  (13)  2004 Subordinated Debt; and"

          (c) Section 6.14 of the Credit Agreement is amended to read in its entirety as follows:

          "    SECTION 6.14   Subordinated Debt.  Make any payment or prepayment
          with respect to any Subordinated Debt, except that (i) interest may be paid on Subordinated Debt to the extent permitted by the terms of such Subordinated Debt (including without limitation the BCI Subordination Agreement or the 2004 Indenture if applicable), including without limitation the subordination provisions thereof, and (ii) prior to an Event of Default, Subordinated Debt and interest thereon may be converted into equity of the Borrower or may be prepaid solely from the proceeds of a substantially contemporaneous issuance of equity or Subordinated Debt of the Borrower; provided, that within fifteen (15) Business Days of the receipt of any BCI Exempted Stock, the Borrower may prepay principal of the BCI Convertible Debt by an amount equal to the net cash proceeds received from the disposition of such BCI Exempted Stock."

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          SECTION 2.  CERTAIN DOCUMENTS.
                      -----------------

          Concurrently herewith the Borrower has delivered the following to the Agent, each duly executed and appropriately dated and in form and substance satisfactory to the Agent:

          (a) Certificate of the Borrower. A certificate of the Secretary of the Borrower certifying (i) a true and correct copy of the most recent draft of the Indenture (it being understood that any changes to the Indenture must be approved by the Agent); (ii) a copy of the Certificate of Incorporation and bylaws of the Borrower (or a statement that no change has been made to such documents since the date of the Credit Agreement), and
     (iii) resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance by the Borrower of the Indenture, the transactions contemplated thereby and the incurrence of the 2004 Subordinated Debt.

          (b) Legal Opinions. A copy of all legal opinions delivered in connection with the Indenture on behalf of the Borrower together with reliance letter(s) relating thereto permitting the Lenders to rely on opinions as to the authorization of the issuance and incurrence of the 2004 Subordinated Debt and other similar matters.

          (c)  Miscellaneous.  Such other approvals, opinions or documents as
               -------------
     the Agent may reasonably request.

          SECTION 3.  WARRANTIES.
                      ----------

          To induce the Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in the Credit Agreement and Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

          (b) No Default or Event of Default has occurred and is continuing.

          SECTION 4.  GENERAL.
                      -------

          (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

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          (b) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders and the Agent and respective successors and assigns of the Lenders and the Agent.

          (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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Delivered at Chicago, Illinois, as of the date and year first above written.

                                       EINSTEIN/NOAH BAGEL CORP.


                                       By: /s/ Paul A. Strasen
                                           ------------------------------
                                           Title: Senior Vice President
                                                 ------------------------

                                       BANK OF AMERICA ILLINOIS, as Agent

                                       By: /s/ David A. Johanson
                                           ------------------------------
                                           Title:  Vice President
                                                 ------------------------

                                       BANK OF AMERICA ILLINOIS, as Lender

                                       By: /s/ L. Richard Di Donato
                                           ------------------------------
                                           Title:  Vice President
                                                 ------------------------


                                       LASALLE NATIONAL BANK


                                       By: /s/ John C. Thurston
                                           ------------------------------
                                           Title: Commercial Loan Officer
                                                 ------------------------


                                       HARRIS TRUST AND SAVINGS BANK


                                       By: /s/ John M. Dillon
                                           ------------------------------
                                           Title:  Vice President
                                                 ------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                                       BRACKMAN BROTHERS, INC.

                                       By: /s/ Paul A. Strasen
                                           ------------------------------
                                       Its: President
                                           ------------------------------

                                       BALTIMORE BAGEL CO.

                                       By: /s/ Paul A. Strasen
                                           ------------------------------
                                       Its: President
                                           ------------------------------

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                                       NOAH'S NEW YORK BAGELS, INC.

                                       By: /s/ Paul A. Strasen
                                           --------------------------------
                                       Its: President
                                            -------------------------------

                                      -6-